Exhibit 10.40

AMENDMENT NO. 2 TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT
This AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of June 28, 2016, is by and among Gregg Appliances, Inc., an Indiana corporation (“Borrower”), the financial institutions listed on the signature pages hereto as “Continuing Lenders” (the “Continuing Lenders”), the financial institutions listed on the signature hereto as “Exiting Lenders” (the “Exiting Lenders”, and together with the Continuing Lenders, the “Lenders”), and Wells Fargo Bank, National Association, as administrative agent and collateral agent for the Lenders (“Agent”).
R E C I T A L S:
WHEREAS, Agent, the Lenders, the Borrower, and HHG Distributing, LLC, an Indiana limited liability company (“HHG”), are parties to that certain Amended and Restated Loan and Security Agreement dated as of March 29, 2011 (as amended by that certain Amendment No. 1 to Amended and Restated Loan and Security Agreement dated as of July 29, 2013, and as may be further amended, supplemented, or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used and not defined herein shall have the meanings assigned to them in the Loan Agreement, as amended hereby);
WHEREAS, the Borrower, the Agent and the Lenders have agreed to amend the Loan Agreement to, among other things, reduce the Maximum Credit to $280,000,000 pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.     Amendments to Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 of this Agreement, the following amendments to the Loan Agreement shall become effective as of the date hereof:
(a)
    Section 1 of the Loan Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following new definition:
“Second Amendment” shall mean that certain Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated as of the Second Amendment Effective Date, by and among the Borrower, the Agent and the Lenders signatory thereto.
(b)
    Section 1 of the Loan Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following new definition:

“Second Amendment Effective Date” shall mean the date on which all of the conditions precedent in the Second Amendment have been satisfied or waived by the Agent.
(c)
    The definition of “Financing Agreements” set forth in Section 1 of the Loan Agreement is hereby amended and restated to read as follows:
“Financing Agreements” shall mean, collectively, this Agreement, the First Amendment, the Second Amendment and all notes, guarantees, security agreements, pledge agreements, deposit account control agreements, investment property control agreements, collateral access agreements, intercreditor agreements and all other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Borrower or any Obligor in connection with this Agreement or executed and/or delivered in connection with the Existing Loan Agreement or the Original Loan Agreement; provided, that, the Financing Agreements shall not include any agreements with respect to Hedging Transactions.
(d)
    The definition of “Lenders” set forth in Section 1 of the Loan Agreement is hereby amended and restated to read as follows:
“Lenders” shall mean the financial institutions which are signatories hereto as Lenders and other persons made a party to this Agreement as a Lender in accordance with Sections 2.3 and/or 13.7 hereof or in connection with the First Amendment or the Second Amendment, and their respective successors and assigns; each sometimes being referred to herein individually as a “Lender.”
(e)
    The definition of “Maximum Credit” set forth in Section 1 of the Loan Agreement is hereby amended and restated to read as follows:
“Maximum Credit” shall mean (i) prior to the First Amendment Effective Date, the amount of $300,000,000, (ii) from and after the First Amendment Effective Date and prior to the Second Amendment Effective Date, the amount of $400,000,000, and (iii) from and after the Second Amendment Effective Date, the amount of $280,000,000 (which amount may be increased after the Second Amendment Effective Date in accordance with the exercise of an increase in the Maximum Credit permitted by Section 2.3 hereof upon the effective date of such increase).
(f)
    The definition of “Pro Rata Share” set forth in Section 1 of the Loan Agreement is hereby amended and restated to read as follows:
“Pro Rata Share” shall mean as to any Lender, the fraction (expressed as a percentage) the numerator of which is such Lender’s Commitment and the denominator of which is the aggregate amount of all of the Commitments of Lenders, as adjusted from time to time in accordance with the provisions of Sections 2.3 and 13.7 hereof, the First Amendment and the Second Amendment; provided, that, if the Commitments have been terminated, the numerator shall be the unpaid amount of such Lender’s Loans and its interest in the Letter of Credit Accommodations and the denominator shall be the aggregate amount of all unpaid Loans and Letter of Credit Accommodations.
(g)
    Section 2.3(a) of the Loan Agreement is hereby amended by amending and restating subclause (i) of such Section to read as follows:
(i)    in no event shall the aggregate amount of any such increase in the Maximum Credit cause the Maximum Credit to exceed $380,000,000,
(h)
    Schedule 1.28 (Commitments) to the Loan Agreement is hereby amended and restated in its entirety as set forth in Annex A attached hereto, such that each Continuing Lender party hereto shall be deemed to hold, and shall hold, a Commitment as set forth on such Schedule 1.28. In furtherance of the foregoing, upon the effectiveness of this Agreement, (i) each Lender party hereto hereby irrevocably sells, transfers, conveys and assigns, without recourse, representation or warranty (except as expressly set forth herein), to each other Lender party hereto (which hereby irrevocably purchases and assumes) all of the rights and obligations of such Lender under the Loan Agreement and the other Financing Agreements such that, after giving effect to the foregoing assignment and delegation, each Continuing Lender’s Commitment under the Loan Agreement will be as set forth opposite such Continuing Lender’s name on such Schedule 1.28, and (ii) after giving effect to clause (i), each Exiting Lender shall no longer be deemed a Lender under the Loan Agreement and the other Financing Agreements. Each Lender party hereto confirms and agrees that it is the legal and beneficial owner of the rights and obligations that it is assigning pursuant to this clause (h), free and clear of any adverse claim created by it. Except as set forth in the preceding sentence, each Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made pursuant to or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other Financing Agreement, including the financial condition of the Borrower or any Guarantor or the performance or observance by the Borrower or any Guarantor of any of its obligations under the Loan Agreement or any other Financing Agreement.
Section 2.    Conditions Precedent to Effectiveness of Agreement.
(a)
    The effectiveness of this Agreement is subject to (i) the satisfaction of the conditions set forth in Section 2(b) of this Agreement and (ii) the receipt by the Agent of a duly executed counterpart of this Agreement from the Borrower and all Lenders.
(b)
    The effectiveness of this Agreement is subject to the satisfaction of the following conditions:

(i)
    Agent shall have received a reaffirmation of guaranty from HHG in the form attached hereto as Annex B;
(ii)
    Each Exiting Lender shall have received payment of the principal balance of the Loans held by such Exiting Lender outstanding as of the date hereof plus amounts accrued and unpaid in respect of interest and fees payable to such Exiting Lender as of the date hereof;
(iii)
    Borrower shall have paid all fees and other amounts due and payable by it under the Loan Agreement, including to the extent invoiced, but subject to the Fee Letter, the reasonable fees, costs and expenses owing to Choate, Hall & Stewart LLP;
(iv)
    Agent shall have received a Secretary’s Certificate of the Borrower and HHG certifying the passage and continued effectiveness of resolutions from the Borrower and HHG approving the transactions contemplated by this Agreement and the incumbency of the officers executing this Agreement and the documents delivered in connection therewith, in each case in form and substance satisfactory to the Agent;
(v)
    The representations and warranties contained in this Agreement shall be true and correct in all material respects;
(vi)
    Agent and the Lenders shall have received the following documents: (y) a certificate executed by a senior officer of the Borrower and HHG certifying that all of the conditions precedent to the making of the Loans set forth in Section 4.2 of the Loan Agreement shall be satisfied as of the Second Amendment Effective Date, and (z) all other documents reasonably requested by the Agent in connection with this Agreement, in each case in form and substance satisfactory to the Agent; and
(vii)
    No material adverse change in the business, operations, profits, assets or prospects of Borrower and Guarantors shall have occurred since March 31, 2016, and no law, regulation, order, judgment or decree of any Governmental Authority shall exist, and no action, suit, investigation, litigation or proceeding shall be pending or threatened in any court or before any arbitrator or Governmental Authority, which (i) purports to enjoin, prohibit, restrain or otherwise affect (A) the making of the Loans or providing the Letter of Credit Accommodations, or (B) the consummation of the transactions contemplated pursuant to the terms of this Agreement, or (ii) has or would reasonably be expected to have a Material Adverse Effect.

Section 3.    Representations, Warranties and Covenants. In order to induce Agent and Lenders to enter into this Agreement, Borrower represents and warrants to Agent and Lenders, upon, and as of the Second Amendment Effective Date, which representations, warranties and covenants shall survive the execution and delivery of this Agreement that:
(a)
    No Default; etc. No Default or Event of Default has occurred and is continuing after giving effect to this Agreement or would result from the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.
(b)
    Power and Authority; Authorization. Borrower has the corporate power and authority to execute and deliver this Agreement and to perform the terms and provisions of the Loan Agreement, as amended by this Agreement, and the execution and delivery by Borrower of this Agreement, and the performance by the Borrower of its obligations hereunder and under the Financing Agreements have been duly authorized by all requisite corporate action by Borrower.
(c)
    Execution and Delivery. Borrower has duly executed and delivered this Agreement.
(d)
    Enforceability. This Agreement and the Loan Agreement, as amended by this Agreement, constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ right generally, and by general principles of equity.
(e)
    Representations and Warranties. All of the representations and warranties contained in the Loan Agreement and in the other Financing Agreements (other than those which speak expressly only as of a different date) are true and correct in all material respects as of the Second Amendment Effective Date after giving effect to this Agreement and the transactions contemplated hereby.
Section 4.    Miscellaneous.
(a)
    Effect; Ratification. Subject to the Fee Letter, Borrower acknowledges that all of the reasonable fees, costs and expenses of Choate, Hall & Stewart LLP incurred by the Agent in connection with this Agreement shall be reimbursable under Section 9.21 of the Loan Agreement. The amendments and waiver set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or of any other Financing Agreement or (ii) prejudice any right or rights that Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Financing Agreement. This Agreement is a Financing Agreement. Each reference in the Loan Agreement to “this Agreement”, “herein”, “hereof’ and words of like import and each reference in the other

Financing Agreements to the “Loan Agreement” shall mean the Loan Agreement as amended hereby. This Agreement shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement and each other Financing Agreement, except as herein amended are hereby ratified and confirmed and shall remain in full force and effect. The Borrower acknowledges and agrees that, as of the date hereof, the Borrower is indebted to the Lenders for the Obligations outstanding as of the date hereof as provided in the Loan Agreement and the other Financing Agreements and for accrued and unpaid fees and expenses of the Agent and the Lenders. The Borrower further acknowledges and agrees that, as of the date hereof, it has no defense (whether legal or equitable), set-off or counterclaim to the payment or performance of the Obligations in accordance with the terms of the Loan Agreement and the other Financing Agreements. The Borrower hereby ratifies and reaffirms all of the liens and security interests heretofore granted pursuant to the Loan Agreement and the other Financing Agreements as collateral security for the indebtedness incurred pursuant to the Loan Agreement and the other Financing Agreements.
(b)
    Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means shall be as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic means also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.
(c)
    Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement No. 2 to Amended and Restated Loan and Security Agreement as of the date first above written.
GREGG APPLIANCES, INC.,
as Borrower

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and a Continuing Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as a Continuing Lender

By:
Name:
Title:

SUNTRUST BANK,
as a Continuing Lender

By:
Name:
Title:
REGIONS BANK,
as a Continuing Lender

By:
Name:
Title:
RBS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, a subsidiary of RBS CITIZENS, N.A., as a Continuing Lender

By:
Name:
Title:
BARCLAYS BANK PLC,
as a Continuing Lender

By:
Name:
Title:
BMO HARRIS BANK N.A.,
as an Exiting Lender

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION,
as an Exiting Lender

By:
Name:
Title:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as an Exiting Lender

By:
Name:
Title:

By:
Name:
Title:

ANNEX A
COMMITMENTS

Lender	Commitment
Wells Fargo Bank, National Association	$105,000,000.00
JPMorgan Chase Bank, N.A.	$60,550,000.00
SunTrust Bank	$46,700,000.00
Regions Bank	$33,750,000.00
RBS Business Capital	$28,000,000.00
Barclays Bank PLC	$6,000,000.00
Total:	$280,000,000.00

ANNEX B
REAFFIRMATION OF GUARANTY
June 28, 2016
Wells Fargo Bank, National Association, as Agent
One Boston Place, 18th Floor
Boston, Massachusetts 02108
Re:    Guarantee
Please refer to (1) the Amended and Restated Loan and Security Agreement dated as of March 29, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), among Gregg Appliances, Inc., an Indiana corporation (“Borrower”), HHG Distributing, LLC, an Indiana limited liability company (“HHG”), the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent and collateral agent for the Lenders (the “Agent”), and (2) the Amended and Restated Guarantee dated July 25, 2007 (as amended, the “Guarantee”) by HHG in favor of the Agent.
Pursuant to Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of the date hereof (the “Agreement”) among Agent, the Lenders signatory thereto and the Borrower, the Loan Agreement has been amended in accordance with the terms and conditions of the Agreement.
HHG hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Agreement, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof and (iii) agrees to the amendments set forth in Section 1 of the Agreement.

[Signature Page Follows]

GUARANTOR:

HHG DISTRIBUTING, LLC

By:
Name:
Title: